EXHIBIT 24.1

                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. Devito, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class C Pass Through Certificates, Series 1998-1.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January 1999.


                                   /S/ Mathias J. Devito
                                   --------------------------------
                                   Mathias J. Devito, Director





                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, THAT I, Peter M. George, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class C Pass Through Certificates, Series 1998-1.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January 1999.


                                   /S/ Peter M. George
                                   --------------------------------
                                   Peter M. George, Director





                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, THAT I, George J. W. Goodman, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class C Pass Through Certificates, Series 1998-1.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January 1999.


                                   /S/ George J. Goodman
                                   --------------------------------
                                   George J. W. Goodman, Director





                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, THAT I, John W. Harris, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class C Pass Through Certificates, Series 1998-1.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January 1999.


                                   /S/ John W. Harris
                                   --------------------------------
                                   John W. Harris, Director





                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, THAT I, Edward A. Horrigan, Jr., Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class C Pass Through Certificates, Series 1998-1.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January 1999.


                                   Edward A. Horrigan, Jr.
                                   ---------------------------------
                                   Edward A. Horrigan, Jr., Director





                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert L. Johnson, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class C Pass Through Certificates, Series 1998-1.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January 1999.


                                   /S/ Robert L. Johnson
                                   --------------------------------
                                   Robert L. Johnson, Director





                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class C Pass Through Certificates, Series 1998-1.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January 1999.


                                   /S/ Robert LeBuhn
                                   --------------------------------
                                   Robert LeBuhn, Director





                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class C Pass Through Certificates, Series 1998-1.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January 1999.


                                   /S/ John G. Medlin, Jr.
                                   --------------------------------
                                   John G. Medlin, Jr., Director





                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class C Pass Through Certificates, Series 1998-1.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January 1999.


                                   /S/ Hanne M. Merriman
                                   --------------------------------
                                   Hanne M. Merriman, Director





                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's Class C Pass Through Certificates, Series 1998-1.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January 1999.


                                   /S/ Raymond W. Smith
                                   --------------------------------
                                   Raymond W. Smith, Director